
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Block Mortgage Finance
                                                       Asset Backed Certificates
                                                              Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                    STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      25-Oct-99

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
       Class         Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        82,000,000.00       54,395,117.17    3,549,137.88         269,255.83        3,818,393.71         50,845,979.29
       A-2        45,000,000.00       45,000,000.00            0.00         225,000.00          225,000.00         45,000,000.00
       A-3        17,000,000.00       17,000,000.00            0.00          87,975.00           87,975.00         17,000,000.00
       A-4        18,000,000.00       18,000,000.00            0.00          99,000.00           99,000.00         18,000,000.00
       A-5        18,000,000.00       18,000,000.00            0.00          92,850.00           92,850.00         18,000,000.00
       A-6       165,000,000.00      129,076,367.10    7,835,054.20         589,556.31        8,424,610.51        121,241,312.90
       A-7        55,000,000.00       55,000,000.00            0.00         267,208.33          267,208.33         55,000,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
     Total       400,000,000.00      336,471,484.27   11,384,192.08       1,630,845.47       13,015,037.55        325,087,292.19
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal        Interest            Total           Certificate             Current Pass
       Class         CUSIP           Distribution    Distribution     Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MBA6          43.28216927      3.28360768      46.56577695          620.07291817                 5.94000%
        A-2        09367MBB4           0.00000000      5.00000000       5.00000000        1,000.00000000                 6.00000%
        A-3        09367MBC2           0.00000000      5.17500000       5.17500000        1,000.00000000                 6.21000%
        A-4        09367MBD0           0.00000000      5.50000000       5.50000000        1,000.00000000                 6.60000%
        A-5        09367MBE8           0.00000000      5.15833333       5.15833333        1,000.00000000                 6.19000%
        A-6        09367MBF5          47.48517697      3.57306855      51.05824552          734.79583576                 5.87250%
        A-7        09367MBG3           0.00000000      4.85833327       4.85833327        1,000.00000000                 5.83000%
    ------------------------------------------------------------------------------------------------------------------------------
        Total                         28.46048020      4.07711368      32.53759388          812.71823048
    -------------------------------------------------------------------------------------------------------------------------------

                                                                              Class A-6 Rate based on a LIBOR of:        5.38250%
                                                                                                                   --------------











PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     The First National Bank of Chicago
                                                     Mail Suite 0126
                                                     Chicago, IL 60670

                                                                                                 Page 1
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Block Mortgage Finance
                                                       Asset Backed Certificates
                                                             Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                    STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      25-Oct-99
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                   111,304.17          62,018.38
                               Principal Prepayments                               2,827,520.17       7,102,959.83
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-6 Basis Risk Carryover Amount Paid                                           0.00
                               A-6 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                     154,667,253.26     185,512,885.53   340,180,138.79


SEC. 7.09 (a) (v)              Servicing Fees                                        145,951.64
                               Insurance Premium Amount                               59,588.00
                               Trustee Fee                                             3,794.74

SEC. 7.09 (a)(vii)             Current Delinquency Advances                        1,670,960.91
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                              Not in  Foreclosure or REO            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             932    49,712,643.42          0            0.00
                                                             30-59 Days             280    14,423,436.03          0            0.00
                                          Fixed Group        60-89 Days              92     4,809,612.61          2      125,397.91
                                                               90+ Days             155     8,966,113.31        109    6,970.559.58
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             708    63,877,540.05          0            0.00
                                                             30-59 Days             250    22,516,974.32          0            0.00
                                          Adj. Group         60-89 Days              91     7,335,194.29          3      383,720.13
                                                               90+ Days              91     7,851,712.66         69    5,328,479.31
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                       Number            Loan Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable            15           1,085,114.19
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00
                                Class A-7 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          5,821,273.97             9,271,572.63
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                               13,648,096.71            16,957,429.39

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          11.2701%                 10.2266%
                               Weighted Average Remaining Term to Maturity                           229                      336

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               375,639.30               665,045.38

SEC. 7.09 (a)(xvi)             Available Funds                                              3,741,895.57             8,056,135.19
                               Total Available Funds                                        4,352,209.11             8,726,211.18

                                                                                                Page 2
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Block Mortgage Finance
                                                       Asset Backed Certificates
                                                             Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                    STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      25-Oct-99
-----------------------------------------------------------------------------------------------------------------------------------


                                                         REO Status

SEC. 7.09 (a) (x)              Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Group      Loan Number       Principal Balance

                                                    I          809838            96,688.73

                                                                                                 Page 3
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